SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    October 19, 2001
                                                  ---------------------


                            VOICEFLASH NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


          Florida                     0-24283                    65 0623427
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(State or other jurisdiction      (Commission File             (IRS Employer
 or incorporation)                     Number)               Identification No.)


           6401 Congress Avenue, Suite 250, Boca Raton, Florida 33487
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:      (561) 994-3223
                                                    ------------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

         Effective October 19, 2001, VFNX, Inc. a wholly owned subsidiary of VoiceFlash Networks, Inc. (the "Merger Sub") was merged with and into United Capturdyne Technologies, Inc. ("United"). On October 8, 2001, VoiceFlash Networks, Inc. a Florida corporation ("VoiceFlash"), Merger Sub, United and Max Jeffrey Korbin, II, ("Korbin") majority shareholder of United, entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provided, among other things that, upon the terms and subject to the conditions thereof, United will merge with Merger Sub (the "Merger"). In the Merger, all outstanding shares of common stock of United will be converted into the right to receive 1,200,000 shares of VoiceFlash restricted common stock, par value $.001 per share.

         United and Korbin have also, pursuant to the terms of the Merger Agreement, entered into an Employment Agreement whereby Korbin will be paid $125,000 annually to provide his services as the Chief Executive Officer of the Surviving Corporation. In addition, Korbin will earn up to $250,000 on or before December 31, 2001 in the form of a bonus and $250,000 on or before December 31, 2001 as consideration for agreeing to the non-competition covenants as part of the Employment Agreement.

         The foregoing summaries of the Merger Agreement and the Employment Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are filed hereto.

Item 7:  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements

                  The financial statements of United will be provided within the applicable time period as required on Form 8-K.

         (c)      Exhibits.

                  2.1 Merger Agreement dated October 8, 2001 between VoiceFlash Networks, VFNX, Inc., United Capturdyne Technologies, Inc. and Max Jeffrey Korbin, II, majority shareholder of United Caputurdyne Technologies, Inc.

                  99.1 Employment Agreement between United Capturdyne Technologies, Inc. and Max Jeffrey Korbin II.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VOICEFLASH NETWORKS, INC.


                                               By: /s/ Lawrence Cohen
                                                   --------------------
                                               Lawrence Cohen, Chairman

DATED: October 23, 2001


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